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                                                                   EXHIBIT 99.14

DEBTOR:  GREAT HAWAIIAN PROPERTIES CORPORATION      CASE NUMBER:  01-10971 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF AUGUST 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that Great Hawaiian Properties Corporation was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.






 /s/ STEVE MOELLER
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Steve Moeller
Director, Accounting